LEASES - Lessor (Details) $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
LEASES
Interest income	$ 75
Product revenue from sales-type leases	19,802
Cost of product revenue from sales-type leases	2,152
Short term net investment in lease receivable	7,972
Long-term net investment in lease receivable	13,099
Future sales-type lease receipts
2023	7,972
2024	6,632
2025	4,382
2026	1,460
2027 and thereafter	625
Total Future Minimum receipts	21,071
Less - Unearned interest income	(463)
Total	$ 20,608